Exhibit 23
                                                          ----------





           CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


          We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-06741) pertaining to the WesBanco, Inc. KSOP of our report dated June 11, 2003, with respect to the financial statements and schedules of the WesBanco, Inc. KSOP included in this Annual Report (Form 11-K) for the year ended December 31, 2002.


                                              /s/ Ernst & Young LLP

          Pittsburgh, Pennsylvania
          June 24, 2003



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